Exhibit 99.1

Edgewater Technology, Inc. Shirley Singleton, Chairman & CEO David Clancey, Co-Founder & EVP Kevin Rhodes, CFO January 2006 www.edgewater.com

Safe Harbor Language Certain statements contained in this presentation and in the subsequent discussion that are not statements of historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words - "believe", "expect", "anticipate", "intend", "will", and similar expressions are examples of words that identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding our future financial position, growth including acquisitions, potential margin improvements, business strategy, revenue goals and profitability as of today's date. These forward looking statements are based on our current beliefs, as well as assumptions we have made based upon information currently available to us. Actual results could vary significantly from those results implied, stated or projected in any such forward looking statements [for a variety of reasons, including those set forth in our press releases and SEC filings, and we are not obligated to update these forward-looking statements made as of today to conform these statements for intervening events. 2

Who We Are • Niche Provider of Premium IT Consulting Services - Focus on middle market - Average project size $3m and below - Fill the gap between large IT and small regional boutiques • Background - Founded: 1992 - Headquarters: Wakefield, MA - National Solutions - Acquired by StaffMark: 1999 - Became the Parent: 2001 3

Key Differentiators • Proven Adaptability to Shifting Economic Conditions • Industry-domain Experience Paired with Technology Expertise • Middle-market Focus • Unique Mix of Services 4

Strategic Premium Components Business Services CPM/BAM/BI Verticals Data Services Program Management Project Management Integration Services High Concept High Value High Touch 5

Spectrum of Services CPM/BAM/BI Verticals Data Services Program Management Project Management Integration Services Execute Two Avenues of Growth EDGW Strategy Channel Influence Strategy Design Build Infrasstructure Services 6

Organic Strategy • Recent Investments - Retooled Sales and Marketing Engine - New Life Sciences Vertical - New Data Services Practice • 54% Organic Services Revenue Growth* • Go-Forward Ideas - Enhance Program Management Offering - Develop New Horizontal Practice - Leverage Infrastructure Services 7

Acquisition Strategy • Completed Strategic Acquisition - BI/CPM/BAM Horizontal - Strategic Partnership with Hyperion - Fast Path to the CFO Suite - Accretive • Go-forward Guidelines - Add to Premium Services - Enhances Geography/Vertical Expertise - Sweet Spot - $10m to $20m in Revenue - Accretive - More Seller “Skin in the Game” 8

Corporate Profile First 9 Months of 2005 Financial Highlights: • Total Revenue: $31.0M • Services Revenue: $28.2M • Svc. Revenue Growth: 64% • EPS fm Continuing Ops: $0.10 • EPS – Basic $0.13 • Svc. Gross Margins: 47% • Utilization: 82% • Increased Billable HC: 36% • New Customers: 53 Background • Exchange: NASDAQ • Ticker: EDGW • Founded: 1992 • IPO: 1996 • Customers: 145 • Employees: 264 (Includes Consultants) • Corporate Headquarters: Wakefield, MA • Solutions Centers: AR; FL; NH; NY; VA Fiscal Year 2004 • Total Revenue: $25.3M • Services Revenue: $24.8M • EPS fm Continuing Ops: ($0.07) • EPS – Basic: ($0.05) • Svc. Gross Margins: 39% 9

Edgewater’s Growth Goals • Continued Double-digit Revenue Growth • Continued Profitability • Aspirations of $100m Revenue Run Rate - Not Guidance but a Meaningful Hurdle - Disciplined Growth Strategy 10

EDGW Strengths • Strong Operating Metrics • Management Aligned with Shareholders - Stock and Options - Performance-based Compensation • Strong Balance Sheet (As of 9/30/05) - $33.3m in Cash & Securities - $21.7m Deferred Tax Asset • Infrastructure to Support Growth • Well Positioned to Execute on Strategy 11

Q4 &’05 Year End Results Call Scheduled : February 15, 2006 12

EDGEWATER Technology